UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2026

_______________________________

Axe Compute Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGPU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 17, 2026, Axe Compute Inc. (the “Company”) issued a press release announcing that the Company has entered into agreements with Duos Technologies Group, Inc. for 55 MW of new AI data center capacity across multiple U.S. locations, representing over $500 million in expected aggregate payments. Additionally, the Company and Duos Technologies have executed nonbinding term sheets for minority equity investments by the Company in the entities associated with the projects, with the Company expected to hold 49% of the equity interests. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 8.01, including Exhibit 99.1, is being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is hereby incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, to the extent not superseded by information contained therein.

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Forward-looking statements are statements other than statements of historical fact and can be identified by words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "project," "will," "may," "should," "would," "could," "target," "forecast," "seek," "continue," or the negative of these terms or other comparable terminology. Forward-looking statements in this report include, without limitation, statements regarding: the expected scope, timing, capacity, and delivery of the data center projects; the anticipated payments under the agreements, including the timing and amount of any such payments; the contemplated minority equity investments and their terms and conditions; customers' future infrastructure requirements and demand; the expansion, timing, and cost of the company's build program; and any other statements regarding the company's future financial or operating performance, growth strategy, or business plans.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Axe Compute Inc. dated August 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axe Compute Inc.

Date: August 17, 2026	By:	/s/ Christopher Miglino
Christopher Miglino
Chief Executive Officer